ADVANCED SERIES TRUST

AST Multi-Asset Diversified Plus Portfolio

Supplement dated September 18, 2025 to the

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated May 1, 2025, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for the AST Multi-Asset Diversified Plus Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust with respect to the Portfolio. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

The Board of Trustees of the Trust (the Board) approved the termination of Morgan Stanley Investment Management Inc. (Morgan Stanley), as a subadviser to the Portfolio effective immediately. PGIM Quantitative Solutions LLC, Jennison Associates LLC, J.P. Morgan Investment Management Inc., PGIM Fixed Income, PGIM Real Estate and Putnam Investment Management, LLC remain as subadvisers to the Portfolio.

To reflect the changes described above, effective immediately, all references and information pertaining to Morgan Stanley and its portfolio managers as they pertain to the Portfolio are hereby removed from the Summary Prospectus, Prospectus, and SAI.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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